UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of report (Date of earliest event reported): May 30, 2022
Kyndryl Holdings, Inc. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	001-40853 (Commission File Number)	86-1185492 (I.R.S. Employer Identification No.)

One Vanderbilt Avenue, 15th Floor
New York, New York 10017
(Address of principal executive offices, and Zip Code)

212-896-2098
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	KD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Kyndryl Holdings, Inc. (the “Company” or “Kyndryl”) has previously disclosed that, in July 2017, BMC Software, Inc. (“BMC”) sued International Business Machines Corporation (“IBM”) in the U.S. District Court for the Southern District of Texas in a dispute involving various aspects of IBM’s business. BMC alleged IBM’s removal, at the client’s request, of BMC software from one of its client’s operating environments constituted breach of contract, fraud and trade secret misappropriation. The Company is not directly named as a party to this matter, but has previously included disclosure about the matter in its filings with the Securities and Exchange Commission because the matter raises allegations about IBM’s managed infrastructure business, which IBM contributed to the Company in connection with IBM’s spin-off of the Company.

On May 30, 2022, the trial court issued an opinion dismissing several of BMC’s claims and awarding BMC $717 million in direct damages and $717 million in punitive damages, plus interest. This judgment is against IBM. IBM has publicly stated that it plans to appeal the judgment because it believes that the judgment is contrary to the facts and the law, and intends to seek a complete reversal on appeal. The Company also understands that IBM plans to seek a stay of any final judgment entered by the court while the appeal is pending. IBM may seek an indemnity from the Company in connection with the matter. Until there is a final and conclusive judgment in the case after appeals and proceedings are concluded, until the amount of any applicable insurance is determined, and until a definitive assessment of Kyndryl’s indemnity obligations (if any) occurs, which in the aggregate will likely take several years, the amount of any indemnity obligation that the Company may owe to IBM is indeterminate.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this report, including without limitation statements regarding future outcomes with respect to the BMC litigation matter, are forward-looking statements.  Actual outcomes or results may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include risks related to the Company’s recent spin-off from IBM, the Company’s failure to accurately predict the final outcome of the BMC litigation and other factors described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as they may be updated from time to time in the Company’s periodic filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2022

KYNDRYL HOLDINGS, INC.
By:	/s/ Edward Sebold
Name: Edward Sebold
Title: General Counsel and Secretary